UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

COMMERCE ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

            Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

The information set forth under Items 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-BalanceSheet Arrangement of a Registrant.

The information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.                      Unregistered Sales of Equity Securities.

As previously reported on August 22, 2008 in a Current Report filed on Form 8-K, Commerce Energy Group, Inc. (the “Company”), Commerce Energy, Inc. (“Commerce”) and AP Finance, LLC (the “AP Lender”) entered into a Note and Warrant Purchase Agreement dated August 21, 2008 whereby the AP Lender agreed to purchase from the Company one or more senior secured promissory notes (the “Initial Purchase Agreement”).  On August 22, 2008, the Company, Commerce and AP Finance, LLC entered into the First Amendment to Note and Warrant Purchase Agreement providing for the issuance of warrants in connection with the issuance of the Second Note described below (the “First Amendment to Purchase Agreement”).  The Initial Purchase Agreement, as amended by the First Amendment to Purchase Agreement, shall be referred to herein as the Purchase Agreement.

As previously reported on August 22, 2008 in a Current Report filed on Form 8-K, the Company and Commerce executed a Senior Secured Convertible Promissory Note (the “Initial Note”) on August 21, 2008 in the principal amount of $20,931,579 and as partial inducement to purchase the Initial Note, the Company issued to the AP Lender on August 21, 2008 a warrant (the “Initial AP Lender Warrant”) exercisable for 2,773,333 shares of the Company’s common stock (“Common Stock”).

 On August 22, 2008, the Company and Commerce executed a second Senior Secured Convertible Promissory Note (the “Second Note”) in the principal amount of $2,225,410.98 pursuant to the Purchase Agreement.  The Second Note matures on December 22, 2008 (the “Maturity Date”) and bears interest, in arrears, at a rate per annum equal to twelve percent (12%), compounded monthly, payable in cash on the Maturity Date.  On the Maturity Date, an amount equal to:  (i) the principal amount, plus (ii) 10% of the principal amount, and plus (iii) all outstanding interest and other amounts due and owing thereunder shall be due and payable.  The Second Note is subject to acceleration upon an Event of Default and may be prepaid at any time in an amount equal to 110% of the face value of the Second Note plus outstanding interest.  The Second Note is immediately convertible (in whole or in part) at the option of the AP Lender into such number of shares of the Company as determined by dividing that portion of the outstanding principal balance plus any accrued but unpaid interest under the Second Note as of the date the AP Lender elects to convert by $3.00 (subject to adjustments, e.g., stock splits, combinations, dividends, distributions and reclassifications).

The Company and Commerce may repay the entire principal amount of the Second Note at any time throughout its term at 110% of its face value, plus all outstanding interest and all other amounts due and owing thereunder without other penalty or premium.

The Second Note contains customary events of default and affirmative and negative covenants for transactions of this nature, including without limitation defaults in the performance or observance of any covenant contained in the Purchase Agreement, covenants regarding the ongoing operations of the business, new indebtedness, liens, compliance with laws and regulations, financial condition and delivery of financial statements. The Purchase Agreement contains covenants with respect to a sale of at least $8,000,000 in assets and requires the Company to provide the AP Lender with an executed term sheet from BNP Paribas, S.A., or another comparable lender, on or prior to October 30, 2008 providing for a complete refinancing of the Credit Facility, with a contemplated closing prior to December 22, 2008. The Second Note is subject to acceleration upon an event of default and the collateral agent may, at any time thereafter, declare the entire principal balance of the Second Note, together with all interest accrued thereon, plus fees and expenses, due and payable. For certain types of events of defaults (e.g., bankruptcy cases) the outstanding principal balance and accrued interest, plus fees and expenses, shall be automatically due and payable.

Commerce and the Company’s obligations under the Second Note are secured by substantially all the assets of Commerce and the Company (the “Junior Security Interest”) pursuant to a Security Agreement among Commerce, the Company and the AP Lender dated August 21, 2008 (the “Security Agreement”).  Under the terms of an Intercreditor Agreement dated as of August 21, 2008 (the “Intercreditor Agreement”) among the AP Lender, Commerce, the Company and Wachovia Capital Finance Corporation (Western) (“the Agent”), the Junior Security Interest is subordinated to the senior security interest (the “Senior Security Interest”) Commerce and the Company granted in favor of the Agent pursuant to an existing credit facility.

As partial inducement to purchase the Second Note, the Company issued to the AP Lender on August 22, 2008 a warrant exercisable for 296,721 shares of Common Stock (the “Second AP Lender Warrant”).  The Second AP Lender Warrant has an exercise price equal to $1.15 per share (subject to adjustments, e.g., stock splits, combinations, dividends, distributions and reclassifications) of Common Stock, has a cashless exercise feature, and is exercisable at any time through August 22, 2013.  At any time commencing on February 20, 2009, the AP Lender may require the Company to redeem the unexercised portion of the Second AP Lender Warrant for cash at a redemption price equal to $0.30 per share of Common Stock for which the Second AP Lender Warrant is then exercisable, without giving effect to any adjustments (e.g., stock splits, combinations and the like) occurring after August 22, 2008.

The Second Note and the Second AP Warrant, like the Initial Note, the Initial AP Warrant and the related previously disclosed finder and investment banker warrants, were issued and sold in a private placement not involving any public offering under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder and are exempt from the registration obligations under Section 5 of the Securities Act.  The AP Lender has represented to the Company that it is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.  The issuance of shares of Common Stock upon the conversion of the Second Note or exercise of the warrants will be made through a private placement not involving any public offering under Section 4(2) of the Securities Act and Rule 506 thereunder and will be exempt from the registration obligations under Section 5 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
COMMERCE ENERGY GROUP, INC.
a Delaware corporation
Date: August 28, 2008	By: /s/ C. Douglas Mitchell
C. Douglas Mitchell
Chief Financial Officer (Principal Financial and Accounting Officer)